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                                                                    EXHIBIT 23.1



                        Consent of Independent Auditors

THE BOARD OF DIRECTORS
VECTRA BANKING CORPORATION:

We consent to the use of our report included herein and incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

Our report refers to a change in the method of accounting for goodwill in 1994.


KPMG PEAT MARWICK LLP

Denver, Colorado
April 7, 1997





                                     23.1-1